Exhibit 99.1

News Release

For Further Information Call:

John P. Jordan

Vice President, Chief Financial Officer & Treasurer

Voice: 860-347-8506

inquire@zygo.com

For Immediate Release

ZYGO RECEIVES NASDAQ NOTICE REGARDING LATE FORM 10-Q FILING

MIDDLEFIELD, Conn, February 25, 2014 – Zygo Corporation (Nasdaq: ZIGO) announced today that on February 21, 2014, the Company received a notice (the “Notice”) from The NASDAQ Stock Market LLC (“NASDAQ”), indicating that the Company was no longer in compliance with the NASDAQ Listing Rule 5250(c)(1) due to the Company’s failure to timely file its Quarterly Report for the quarterly period ended December 31, 2013 (the “Quarterly Report”) with the Securities and Exchange Commission (the “SEC”). The Notice advises the Company that it must submit a plan to regain compliance with NASDAQ’s listing rules to NASDAQ within 60 days.

On February 11, 2014, Zygo Corporation (the “Company”) filed a notification of late filing with the SEC pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, as amended. As disclosed in the filed Form 12b-25 and the Company’s prior SEC filings, the Company had been undergoing a review of its deferred tax asset and liability accounts, in connection with the Company’s efforts to demonstrate remediation of the material weakness in accounting for income taxes reported in the Company’s Form 10-K for the year ended June 30, 2013. However, the review of these deferred tax assets and liability accounts took longer than expected, and the Company failed to file its Quarterly Report on or before February 18, 2014 (the permitted filing date, including the extension provided pursuant to Rule 12b-25).

The Company filed its Form 10-Q with the SEC on February 25, 2014. The Company has notified NASDAQ that the Quarterly Report has been filed; and that the Company is in full compliance with the NASDAQ listing requirements.

The Company’s Form 10-Q is available on Securities and Exchange Commission web site at www.sec.gov.

Zygo Corporation is a worldwide supplier of optical metrology instruments, precision optics, and electro-optical design and manufacturing services serving customers in the semiconductor capital equipment, bio-medical, scientific and industrial markets.

Forward-Looking Statements

All statements other than statements of historical fact included in this news release regarding financial performance, condition and operations and the business strategy, plans, anticipated revenues, bookings, market acceptance, growth rates, market opportunities and objectives of management of the Company for future operations are forward-looking statements. Forward-looking statements provide management's current expectations or plans for the future operating and financial performance of the Company based upon information currently available and assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "estimate," "expect," "intend," "plan(s)," "strategy," "project,” “should” and other words of similar meaning in connection with a discussion of current or future operating or financial performance. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are fluctuations in capital spending of our customers; fluctuations in revenues to our major customers; manufacturing and supply chain risks; risks of order cancellations, push-outs and de-bookings; dependence on timing and market acceptance of new product development; rapid technological and market change; risks in international operations; risks related to the integration of manufacturing facilities; risks related to any reorganization of our business; risks related to changes in management personnel, including risks related to the Company’s recent and announced changes in senior management and the Board of Directors; dependence on proprietary technology and key personnel; length of the revenue cycle; environmental regulations; investment portfolio returns; fluctuations in our stock price; the risk that anticipated growth opportunities may be smaller than anticipated or may not be realized; and risks related to business acquisitions. Zygo Corporation undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this news release except as required by law. Further information on potential factors that could affect Zygo Corporation's business is described in our reports on file with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended June 30, 2013, filed with the Securities and Exchange Commission on September 13, 2013.